UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2012

A. H. BELO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33741	38-3765318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 224866 Dallas, Texas	75222-4866
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 977-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

(a) On October 3, 2012, A. H. Belo Corporation announced that it expects third quarter revenues to be in the range of $108 to $109 million, a decrease of one to two percent versus the third quarter of 2011. A copy of the announcement press release is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated October 3, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 4, 2012	A. H. BELO CORPORATION

	By:	/s/ Alison K. Engel
Alison K. Engel
Senior Vice President/Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated October 3, 2012